DELINQUENT SECTION 16(a) REPORTS
    Section 16(a) of the Exchange Act requires our directors and officers and persons who beneficially own more than 10% of any class of our equity securities to file with the SEC reports of ownership and changes in ownership of the Corporation?s common stock held by them. Copies of these reports must also be provided to the Corporation. Based on our review of these reports, we believe that, during the year ended December 31, 2021, all such reports that were required to be filed were filed on a timely basis, except that one report filed by Simms C. Browning related to purchase of 2,811 shares of common stock was filed two days subsequent to the deadline for such report.